AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 2001
                             REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                                     UNDER
                           THE SECURITIES ACT OF 1933

                          NEUROCRINE BIOSCIENCES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             DELAWARE                         33-0525145
       ----------------------       ----------------------------------
      (State of incorporation)      (I.R.S. Employer Identification No.)

                           10555 SCIENCE CENTER DRIVE
                          SAN DIEGO, CALIFORNIA 92121
          -----------------------------------------------------------
         (Address, including zip code, of principal executive offices)

       NEUROCRINE BIOSCIENCES, INC. 1992 INCENTIVE STOCK PLAN, AS AMENDED NEUROCRINE BIOSCIENCES, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
   --------------------------------------------------------------------------
                            (Full title of the plan)

                                 GARY A. LYONS
                       PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  AND DIRECTOR
                           10555 SCIENCE CENTER DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (858) 658-7600
-------------------------------------------------------------------------------
(Name, address, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                              SCOTT N. WOLFE, ESQ.
                                LATHAM & WATKINS
                       12636 HIGH BLUFF DRIVE, SUITE 300
                              SAN DIEGO, CA 92130
                                 (858) 523-5400

                         CALCULATION OF REGISTRATION FEE

================================================================================
                                      PROPOSED        PROPOSED
                                      MAXIMUM         MAXIMUM
       TITLE           AMOUNT         OFFERING       AGGREGATE       AMOUNT OF
OF SECURITIES TO        TO BE          PRICE          OFFERING     REGISTRATION
 BE REGISTERED       REGISTERED(1)   PER SHARE(2)      PRICE            FEE
------------------- -------------- -------------- --------------- --------------
Common Stock
$0.001 par value        850,000    $ 35.14-36.13   $ 30,482,800      $ 7,621
=================== ============== ============== =============== ==============

(1) A maximum of 6,800,000 shares of common stock were reserved for issuance under the Neurocrine Biosciences, Inc. 1992 Incentive Stock Plan (the "1992 Plan"), 6,050,000 shares of which were previously registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Registration Statements on Forms S-8 (File Nos. 333-14589, 333-31791, 333-57875, 333-87127 and 333-44012). A maximum of 525,000 shares of common stock were reserved for issuance under the Neurocrine Biosciences, Inc. 1996 Employee Stock Purchase Plan (the "1996 Plan"), 425,000 shares of which were previously registered under the Securities Act, pursuant to Registration Statements on Forms S-8 (File Nos. 333-14589 and 333-44012). All shares reserved for issuance under the 1992 Plan and the 1996 Plan that were not previously registered are being registered hereunder. Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of the Registrant's common stock that become issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of the Registrant's outstanding shares of common stock.

(2) This estimate is made pursuant to Rule 457(h) solely for purposes of calculating the registration fee, and is determined according to the following offering price information: Of the 850,000 shares of common stock being registered hereunder, (i) 230,000 shares of common stock are subject to outstanding options with an exercise price of $35.14 per share and (ii) 620,000 shares of common stock are reserved for issuance upon exercise of options to be granted in the future. Pursuant to Rule 457(h), for all shares of common stock being registered hereunder with an exercise price which cannot be presently determined (620,000 shares of common stock), the Proposed Maximum Offering Price Per Share, is $36.13 per share, which is the average of the high and low sales prices of the Registrant's common stock as reported on the Nasdaq National Market on July 13, 2001.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10 (A) PROSPECTUS

ITEM 1. PLAN INFORMATION.

     Not required to be filed with this Registration Statement.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     Not required to be filed with this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "SEC") by Neurocrine Biosciences, Inc. (the "Company"), are incorporated by reference in this Registration Statement.

     (a) The Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed March 30, 2001;

     (b) The Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2001, filed May 4, 2001;

     (c) All other reports filed by the Company with the SEC since December 31, 2000 pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (d) The Company's definitive proxy statement dated April 12, 2001 filed in connection with its May 24, 2001 Annual Meeting of Stockholders; and

     (e)  The   description  of  the  Company's   Common  Stock   contained  the
          Registration Statement on Form 8-A filed on June 16, 1997.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law generally allows the Company to indemnify directors and officers for all expenses, judgments, fines and amounts in settlement actually paid and reasonably incurred in connection with any proceedings so long as such party acted in good faith and in a manner reasonably believed to be in or not opposed to the Company's best interests and, with respect to any criminal proceedings, if such party had no reasonable cause to believe his or her conduct to be unlawful. Indemnification may only be made by the Company if the applicable standard of conduct set forth in Section 145 has been met by the indemnified party upon a determination made (i) by the Board of Directors by a majority vote of the directors who are not parties to such proceedings, even though less than a quorum, (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iii) by the stockholders.

     Article VII of the Company's Certificate of Incorporation and Article VI, Sections 6.1, 6.2 and 6.3 of the Company's Bylaws provide for indemnification of its directors and officers, and permit indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. In addition, the Company has entered into indemnification agreements with its officers and directors.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

     The following is a list of exhibits filed as part of this Registration Statement, which are incorporated herein:

 Exhibit
 Number            Document

 4.1(1)        Form of Common Stock Certificate
 4.2*          Neurocrine Biosciences, Inc. 1992 Incentive Stock Option Plan,
                 as amended
 4.3*          Neurocrine Biosciences, Inc. 1996 Employee Stock Purchase Plan,
                 as amended
 5.1*          Opinion of Latham & Watkins
23.1*          Consent of Ernst & Young LLP, Independent Auditors
23.2*          Consent of Latham & Watkins (contained in Exhibit 5.1)
24.1*          Power of Attorney (included in the signature page of this
                 Registration Statement)
-----------
*    Filed herewith.

(1) Incorporated by reference to the Company's Registration Statement filed on April 3, 1996 on Form S-1, as amended (File No. 333-03172).


ITEM 9. UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect  in the  prospectus  any facts or events  arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

               (iii)To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that the undertakings set forth in paragraphs
                    (a)(1)(i) and (a)(1)(ii) above do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)  To  remove  from   registration  by  means  of  a  post-effective
               amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
          Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on this 16 day of July 2001.

                              NEUROCRINE BIOSCIENCES, INC.


                              By:    /s/ Gary A. Lyons
                                   ------------------------------------
                                   Gary A. Lyons
                                   President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Gary A. Lyons and Paul W. Hawran his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

SIGNATURE                      TITLE                                    DATE

/s/ Gary A. Lyons            President, Chief Executive Officer    July 16, 2001
------------------------      and Director (Principal Executive Officer)
Gary A. Lyons


/s/ Paul W. Hawran           Chief Financial Officer (Principal    July 16, 2001
------------------------       Financing and Accounting Officer)
Paul W. Hawran


/s/ Joseph A. Mollica        Chairman of the Board of Directors    July 16, 2001
------------------------
Joseph A. Mollica

/s/ Richard F. Pops          Director                              July 16, 2001
------------------------
Richard F. Pops

/s/ Stephen A. Sherwin       Director                              July 16, 2001
------------------------
Stephen A. Sherwin

/s/ Lawrence J. Steinman     Director                              July 16, 2001
------------------------
Lawrence J. Steinman

/s/ Wylie W. Vale            Director                              July 16, 2001
------------------------
Wylie W. Vale

                                INDEX TO EXHIBITS

 Exhibit
 Number            Document

  4.1(1)        Form of Common Stock Certificate
  4.2*          Neurocrine Biosciences, Inc. 1992 Incentive Stock Option Plan,
                 as amended
  4.3*          Neurocrine Biosciences, Inc. 1996 Employee Stock Purchase Plan,
                 as amended
  5.1*          Opinion of Latham & Watkins
 23.1*          Consent of Ernst & Young LLP, Independent Auditors
 23.2*          Consent of Latham & Watkins (contained in Exhibit 5.1)
 24.1*          Power of Attorney (included in the signature page of this
                  Registration Statement)
----------
*    Filed herewith.

(1) Incorporated by reference to the Company's Registration Statement filed on April 3, 1996 on Form S-1, as amended (File No. 333-03172).